Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 7, 2013, FAL MINERALS LLC, an Alabama limited liability company (the “Company”), and FAL Exploration Corp., a Nevada corporation (the “Purchaser”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue to the Purchaser, and the Purchaser desires to purchase from the Company newly issued membership interests in the Company, representing twenty percent (20%) of the issued and outstanding membership interests of the Company (post-issuance) (the “Interests”), as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1

Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Interests pursuant to Section 2.1.

“Closing Date” means the Business Day when this Agreement has been executed and delivered by the applicable parties thereto, and all conditions precedent to the Purchaser’s obligations to pay the Purchase Price have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means a lien, charge, security interest, encumbrance, rights of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $100,000 payable in common stock at a per share price of $0.25 or Four Hundred Thousand (400,000) shares of common stock.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

ARTICLE II
PURCHASE AND SALE

2.1

Closing. A Closing will occur on the date that the Purchase Price is paid in full. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

2.2

Closing Conditions.

(a)

At the Closing the Company shall deliver to the Purchaser:

(i)

a certificate evidencing the Interests registered in the name of the Purchaser (or interests),

(b)

At the Closing the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)

the Purchase Price.

(c)

At the Closing the Company shall deliver to the Purchaser: (i) executed copies of the agreements referenced in Section 4.3 below.

(d)

All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company. The Company hereby makes the following representations and warranties set forth below to the Purchaser:

(a)

Subsidiaries. The Company has no direct or indirect subsidiaries.

(b)

Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, (i) could not, individually or in the aggregate adversely affect the legality, validity or enforceability of this Agreement, (ii) has had or could not reasonably be expected to result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (iii) could not, individually or in the aggregate, adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, by-laws or other organizational or charter documents.

(d)

No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as has not had or could not reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement.

(f)

Interests. The Interests are duly authorized and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in this Agreement.

(g)

Capitalization. The capitalization of the Company as of September 30, 2013 is as described on Schedule 3.1(g) and will remain as of the Closing Date. The Company has not issued any capital stock since such date. Except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any membership interests, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional membership interests, or securities or rights convertible or exchangeable into membership interests. The issuance and sale of the Interests will not obligate the Company to issue membership interests or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)

Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Interests or (ii) could reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that has had or could reasonably be expected to result in a Material Adverse Effect. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company that has had or could reasonably be expected to result in a Material Adverse Effect.

(i)

Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which has had or could reasonably be expected to result in a Material Adverse Effect. None of The Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with their employees are good. No officer, to the Knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other Contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

(j)

Compliance. The Company is not: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) that has had or could reasonably be expected to result in a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body that has had or could reasonably be expected to result in a Material Adverse Effect, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority that has had or could reasonably be expected to result in a Material Adverse Effect.

(k)

Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(I)

Title to Assets. The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases of which the Company is in compliance, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(m)

Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its businesses and which the failure to so have has had or could reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person that has had or could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights that has had or could reasonably be expected to result in a Material Adverse Effect.

(n)

Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause the Purchaser to be liable for any such fees or commissions.

(o)

Financial Statements. The financial statements of the Company as supplied to the Purchaser (“Financial Statements”) comply in all material respects with applicable accounting requirements with respect thereto as in effect at the time of filing. The Financial Statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(p)

Material Changes. Since the date of the latest Financial Statement: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise), (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any interests of its capital stock, and (v) the Company has not issued any equity securities. Except for the issuance of the Interests contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that would be required to be disclosed by the Company.

(q)

Tax Status. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(r)

Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(s)

No Disagreements with Accountants and Lawyers. There are no disagreements of any kind, including but not limited to any disagreements regarding fees owed for services rendered, presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers.

(t)

Minute Books. The minute books of the Company made available to the Purchaser contain a complete summary of all meetings and written consents in lieu of meetings of directors and stockholders since the time of incorporation.

(u)

Employee Benefits. The Company has never had any plans which are subject to ERISA.

(v)

Business Records and Due Diligence. Prior to the Closing, the Company has delivered (or will deliver) to the Purchaser all records and documents relating to the Company, which the Company and possesses, including, without limitation, books, records, government filings, Tax Returns, Charter Documents, corporate records, stock records, consent decrees, orders, and correspondence, director and stockholder minutes, resolutions and written consents, stock ownership records, financial information and records, and other documents used in or associated with the Company.

(w)

Contracts. Except as disclosed on the Securities and Exchange Commission’s EDGAR system, The Company is not a party to any Contracts.

(x)

No Undisclosed Liabilities. Except as otherwise disclosed in the Company’ Financial Statements, the Company has no other undisclosed liabilities whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise. The Company represents that at the date of Closing, except as set forth on Schedule 3.1 (y) the Company shall have no liabilities or obligations whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

3.2

Representations and Warranties of the Purchaser. The Purchaser represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)

Organization: Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement, to which it is party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Investment Intent. The Purchaser understands that the Interests are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Interests as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Interests or any part thereof, has no present intention of distributing any of such Interests and has no arrangement or understanding with any other persons regarding the distribution of such Interests. The Purchaser is acquiring the Interests hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Interests.

(c)

Purchaser Status. At the time the Purchaser was offered the Interests, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d)

Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Interests, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Interests and, at the present time, is able to afford a complete loss of such investment.

(e)

General Solicitation. The Purchaser is not purchasing the Interests as a result of any advertisement, article, notice, general solicitation or other communication regarding the Interests published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Residence. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on the signature page hereto.

(g)

Rule 144. Subject to Section 4.1(a), the Purchaser acknowledges and agrees that the Interests are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of Interests purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of Interests being sold during any three-month period not exceeding specified limitations.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The Interests may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Interests other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Interests under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement.

(b)

The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Interests:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(c)

The Purchaser agrees that the removal of the restrictive legend from certificates representing Interests as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Interests pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2

Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.3

Royalty Stream. This Agreement conveys to Purchaser the right to receive from the Company, payable quarterly and the end of each calendar quarter, twenty (20%) of the gross proceeds from all royalty payments made to the Company, beginning the date of this Agreement.

ARTICLE V
MISCELLANEOUS

5.1

Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Interests.

5.2

Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:00 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 6:00 p.m. (New York time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4

Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5

Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Interests.

5.7

No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.

5.8

Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9

Survival. The representations, warranties and covenants contained herein shall survive the Closing and delivery and/or exercise of the Interests, as applicable.

5.10

Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11

Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

FAL Exploration, Corp.

	By:	/s/ Adam Kotkin
	Name:	Adam Kotkin
	Title:	Director, Chief Executive Officer
Address for Notice:
431 Fairway Drive, Suite 260 Deerfield Beach, Florida 33441

COMPANY:

FAL Minerals LLC

	By:	/s/ Eric Weisblum
	Name:	Eric Weisblum
	Title:	President

Address for Notice:

285 Grand Avenue, Building 5 Englewood, NJ 07631

MINERAL LEASE AGREEMENT

THIS MINERAL AGREEMENT (this "Lease") is made and entered into, as of June ___, 2013 (the "Effective Date"), among **EDWARD E. DEERMAN a/k/a ED DEERMAN** and his wife, **KARIN DEERMAN**, individual residents of the State of Alabama (the "Lessors"), and **EAL MINERALS, LLC**, or its assignee an Alabama limited liability company (the "Lessee"). The parties agree as follows:

1. **Lease of Mineral Interests.** In consideration of One Hundred Dollars and Other Valuable Considerations, in hand paid, of the royalties herein provided, and of the agreements of Lessee herein contained, Lessors hereby grant, lease and let unto Lessee, the exclusive right to enter upon and use the land hereinafter described for the exploration for, and production of oil, gas and other minerals of whatsoever nature and kind, together with the use of the surface of the land for all purposes incident to the exploration for and production, ownership, possession and transportation of said minerals, with the right of ingress and egress to and from said lands at all times for such purposes, including operations hereunder or in connection with similar operations on adjoining land; the land to which this Lease applies and which is affected hereby (herein called the "Land") containing 17 acres, more or less, and being situated in Clay County, Alabama, and described as follows, to-wit:

(For description see Exhibit A which is attached hereto and made a part hereof)

2. **Royalty Clause.** The Lessee shall deliver to the credit of the Lessors 15/100th of the proceeds of all oil, gas and other minerals produced and sold from the Land. It is agreed between the Lessors and Lessee that all proceeds accruing to the Lessors under this Lease or by state law shall be without deduction, directly or indirectly, for the cost of extracting (including any severance taxes), producing, gathering, separating, treating, dehydrating, compressing, processing, transporting, and marketing the oil, gas and other minerals produced hereunder to transform the product into marketable form. Royalties payable hereunder shall be due and payable monthly within ninety (90) days following each month's sale of oil, gas or other minerals produced from the Land.

3. **Term of Lease.** Subject to the other provisions herein contained, this Lease shall be for a period of two (2) years (herein called the "Primary Term"); provided that if Lessee should produce any oil, gas or other minerals from the Land for which a royalty payment is due to Lessors during the Primary Term pursuant to Section 2 above, then this Lease shall automatically continue in force and effect for an additional two (2) years following the end of the Primary Term (herein called the "Extended Term"). Unless extended by the parties or extended for force majeure reasons set forth below, this Lease expires at the end of the Primary Term or the Extended Term as is applicable. When drilling, reworking, production or other operations are delayed or interrupted by force majeure, that is, by storm, flood or other acts of God, fire, war, rebellion, insurrection, riot, strikes, or as a result of some law, order, rule, regulation or requisition of government, Federal or State, or as a result of any cause whatsoever beyond the reasonable control of the Lessee (provided that lack of funds by Lessee shall not be considered force majeure), the time of such delay or interruption shall not be counted against Lessee, anything in this Lease to the contrary notwithstanding, but the Primary Term or Extended Term,

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as the case may be, shall be extended for a period of time equal to that during which Lessee is so prevented from conducting such drilling or reworking operations on, or producing oil, gas or other minerals from the Land.

4. **Lessee's Agreement to Explore.** Lessee agrees to spend within ninety (90) days of the Effective Date up to $20,000 in Development Costs (as defined below) in connection with the development and exploration of the Land for minerals. Upon request from Lessors, Lessee shall provide Lessors with copies of invoices for all Development Costs incurred by Lessee until the obligation of Lessee pursuant to the Section shall have been fully satisfied. As used herein, the term "Development Costs" shall mean out-of-pocket expenses incurred by Lessee arising out of or in connection with investigating, permitting, exploring, prospecting, mining, drilling and developing the Land for the presence of minerals in commercial quantities.

5. **Warranty of Title and Adverse Claims.** Lessors warrant title to the Land only with respect that the title is good to the Lessors' knowledge without independent investigation. In case of suit, adverse claim, dispute or question as to the ownership of the royalties (or some part thereof) payable under this Lease, Lessee shall not be held in default in payment of such royalties (or the part thereof in dispute), until such suit, claim, dispute or question has been finally disposed of, and Lessee shall have thirty (30) days after being furnished with a certified copy of the instrument or instruments disposing of such suit, claim or dispute, or after being furnished with proof sufficient, in Lessee's opinion, to settle such question, within which to make payment. Should the right or interest of Lessee hereunder be disputed by Lessors, or any other person, the time covered by the pendency of such dispute shall not be counted against Lessee either as affecting the term of the lease or for any other purpose, and Lessee may suspend all payments without interest until there is a final adjudication or other determination of such dispute.

6. **Timber Clause:** Lessee and Lessors agree that before the removal of any marketable timber resulting from Lessee's operations under the terms of the Lease, the Lessors must give their prior written consent to the removal of such marketable timber. In the event consent to remove the marketable timber is granted by Lessors, an appraisal shall be conducted by a qualified third-party forester and Lessee shall pay Lessors the appraised value of such timber before harvesting.

7. **Clean Up.** Within ninety (90) days after the completion of all well(s) or mines on the Land, Lessee shall clean up the well site or mine site, and remove from the Land any and all oil spills, junk material, pieces of iron, pipes, steel and other debris and foreign materials; and Lessee shall level all mounds, fill all pits, and other excavations; and Lessee shall remove all deleterious materials, including oil base mud, and substances that might cause injury to persons or the Land; and Lessee shall return the top soil, which was previously removed and stacked; and Lessee shall spread such top soil uniformly over the drill site location; and Lessee shall restore such location to as near its original condition as is practicable except for the minimum amount of surface necessary to conduct Lessee's operations. In addition to the foregoing, Lessee shall not bury on the Land any junk material, as described above, except for the pit liner and drilling mud residue utilized in Lessee's drilling operations. All reclamation shall be completed in accordance with Alabama Law.

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8. Notices. Any notices to the parties pursuant to the provisions hereof shall be in writing and delivered by (i) hand delivery; or (ii) Federal Express other overnight courier, as follows:

If to Lessors:

Edward E. and Karin Deerman
178 Cora Lane
Sylacauga, AL 35150
Phone:

With a copy to:

Phone:

If to Lessee:

FAL Minerals, LLC
285 Grand Avenue
Patriot Center
Building 5, 2nd Floor
Englewood, NJ 07631
Phone: (201) 408-5123
Attn: Eric Weisblum

With a copy to:

Sirote & Permutt, P.C.
2311 Highland Avenue South
Birmingham, Alabama 35205
Phone: (205) 930-5171
Attn: Steven A. Brickman, Esq.

All notices shall be effective upon receipt by the means set forth above. Addresses for notice may be changed from time to time by written notice to all other parties delivered in accordance with this Section.

9. Miscellaneous. This Lease shall be governed by, and construed in accordance with, the laws of the state where the Land is located. Except as specifically set forth herein, no party shall assign its rights and obligations under this Lease without the prior written approval of the other party. Subject to the foregoing provision restricting assignment by either party, this Lease shall be binding and shall enure to the benefit of the parties hereto, and their respective heirs, legatees, executors, administrators, legal representatives, successors and assigns. This Lease shall not be modified or amended except by mutual written agreement. This Lease constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications among the parties relating to such subject matter. The waiver by any party of a breach or violation of any provisions of this Lease shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision. The captions and headings used in this Lease are made for convenience and general reference only and should not be construed to describe, define, limit or expand the scope and intent of any term or provision of this Lease. This Lease may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Whenever the context so permits, the use of the plural shall include the singular, the singular shall include the plural, and any gender shall be deemed to include all genders.

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IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

"Lessors:"

Edward E. Deerman, a/k/a Ed Deerman

Karin Deerman

"Lessee:"

FAL MINERALS, LLC

By: ______________________

Name: Eric [illegible]

Title: [illegible]

BRITTANY BROWN
NOTARY PUBLIC
Carroll County
State of Georgia
My Comm. Expires Feb. 22, 2015

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IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

"Lessors:"

Edward E. Deerman, a/k/a Ed Deerman

Karin Deerman

"Lessee:"

FAL MINERALS, LLC

By: ______________________

Name: Eric Willber

Title: Sole officer

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EXHIBIT A

DESCRIPTION OF LAND

Commencing at the purported Northwest corner of the Southeast ¼ of the Northwest ¼, Section 35, Township 19 South, Range 7 East, Clay County, Alabama; thence S-1-16'55"-E a distance of 1320.0 feet to the point of beginning; thence continue S-1-16'55"-E a distance of 500 feet; thence N89°-50'-10"-E a distance of 1420 feet plus or minus to the Westerly right-of-way of Erin Road; thence Northeasterly along said right-of-way a distance of 495.00 feet plus or minus; thence S-89°-50"-10"-W a distance of 1532.00 feet to the point of beginning; containing 17.0 plus or minus acres, 20.0 acres by Deed according to the survey of March 5, 2011 by Phillip W. Arnell.

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